Exhibit 32.2

Certification

of

Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of VioQuest Pharmaceuticals, Inc. does hereby certify that, to the best of his knowledge:

(a) the Annual Report on Form 10-KSB of VioQuest Pharmaceuticals, Inc. for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of VioQuest Pharmaceuticals, Inc.

Date: March 28, 2008	By:	/s/ Brian Lenz
Brian Lenz
Chief Financial Officer